BECKER VALUE EQUITY FUND

Retail Class: BVEFX

Institutional Class: BVEIX

Supplement dated July 3, 2012 to

Prospectus dated February 28, 2012

Becker Capital Management, Incorporated (“Becker”), investment adviser of the Becker Value Equity Fund (the “Fund”), has recommended the reorganization of the Fund into a new series of Professionally Managed Portfolios (the “Reorganization”). The proposed Reorganization has been approved by the Board of Trustees, subject to shareholder approval. A Special Meeting of Shareholders of the Fund will be held at 10:00 a.m. Central time on August 22, 2012, at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, where shareholders of the Fund will be asked to approve the Reorganization. The Fund’s shareholders of record as of June 26, 2012 will be entitled to vote at the Special Meeting. If approved, the Reorganization is expected to occur on or about August 27, 2012.

Upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization and Termination, shares in the Fund will be exchanged for shares of a new series of Professionally Managed Portfolios (“New Fund”) at the closing of the Reorganization. This exchange is expected to be a tax-free exchange for shareholders. You may purchase and redeem shares of the Fund in the ordinary course until the last business day before the Reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund received in connection with the Reorganization.

The Reorganization will not result in a change in the investment adviser to the existing Fund, or any material change to the Fund’s investment objective, strategies, or investment policies, or its expense ratio. The Reorganization also will not result in any increase in the advisory fees payable by the New Fund as compared to the advisory fees that are currently paid by the Fund. No sales loads, commissions, redemption fees or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.

Please retain this Supplement with the Prospectus.